Exhibit 10.10

SECOND AMENDMENT
TO
SERIES B COMMON STOCK PURCHASE WARRANT

     This SECOND AMENDMENT TO SERIES B COMMON STOCK PURCHASE WARRANT (this “Amendment”) is made effective as of January 21, 2005 between GAINSCO, INC., a Texas corporation (“GNAC”), and Goff Moore Strategic Partners, L.P., a Texas limited partnership (“Holder”).

     WHEREAS, GNAC issued the Series B Common Stock Purchase Warrant dated October 4, 1999, as amended by a First Amendment to Series B Common Stock Purchase Warrant effective as of March 23, 2001 (collectively, the “Warrant”), to Holder; and

     WHEREAS, GNAC and Holder desire to further amend the Warrant as expressly set forth below.

     NOW, THEREFORE, in consideration of the premises and the covenants contained herein, GNAC and Holder agree as follows:

     1. Exercise Price. The “Exercise Price” (as defined in the Warrant) shall continue to be $2.5875 per share of Common Stock.

     2 Exercise Period. Section 2 of the Warrant is hereby amended to read in its entirety as follows:

     “2. Period of Exercise. This Warrant is exercisable at any time or from time to time during the period commencing on July 1, 2001 and ending at 5:00 p.m. Fort Worth, Texas time, on January 1, 2011 (the “Exercise Period”).”

     3. Ratification. Except as expressly amended hereby, the Warrant shall remain in full force and effect and is hereby ratified, approved and confirmed.

     4. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO ANY CHOICE OF LAW PRINCIPLES OF SUCH STATE.

     5. Counterparts. This Amendment may be executed by the parties hereto in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, the parties hereto.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives all as of the day and year first above written.

GAINSCO, INC.

By:	/s/ Glenn W. Anderson Glenn W. Anderson President and Chief Executive Officer

GOFF MOORE STRATEGIC PARTNERS, L.P., a Texas limited partnership

By:	GMSP Operating Partners, L.P., its general partner

By:	GMSP, L.L.C., its general partner

By:	/s/ John C. Goff John C. Goff, Managing Principal